UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2012

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33710	06-1393453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA 93003

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 639-9458

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2012, Clean Diesel Technologies, Inc. (the “Company”) and Kanis S.A. (the “Purchaser”) agreed to amend the terms of the Company’s outstanding 8% subordinated convertible note due 2016 (the “Note”) issued pursuant to the Subordinated Convertible Notes Commitment Letter dated April 11, 2011 (the “Commitment Letter”) to modify the early redemption date from November 11, 2012 to May 12, 2013. As amended, the Purchaser may now accelerate the maturity of the Note in the event that: (i) the Company is in breach of the Note or other agreements between Company and Purchaser, or (ii) Purchaser provides written notice to the Company, not less than 30 days prior to such date, that it elects to accelerate the maturity to a date not earlier than May 12, 2013. Upon such acceleration, the Company would owe 100% of the principal amount plus any accrued by unpaid interest.

In connection with the amendment, on February 16, 2012, the Company issued to the Purchaser warrants to acquire 5,000 shares of its common stock at $3.80 per share. The warrants are exercisable on or after August 16, 2014 and expire on the earlier of (x) August 16, 2017 and (y) that date that is 30 days after the Company gives notice to the warrant holder that the market value of one share of its common stock has exceeded 130% of the exercise price of the warrant for 10 consecutive days, which 10 consecutive days commence on or after August 16, 2014. The Company did not receive any cash consideration for the issuance of the warrants, which were issued in connection with the amendment of the Note. The Company relied on the private placement exemption provided by Regulation S.

The foregoing description of the material terms of the amendment and the form of warrants are qualified in their entirety by reference to the text of such agreements, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference. A copy of the Commitment Letter, which includes the form of the Note as Schedule B thereto, was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 13, 2011.

Item 3.02 Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth in Item 1.01, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Amendment of 8% Subordinated Convertible Promissory Note dated February 16, 2012 between Kanis S.A. and Clean Diesel
10.2	Form of Warrant issued to Kanis S.A. dated February 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

February 17, 2012	By:	/s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer